IndexIQ Trust
(the “Trust”)

     Supplement dated October 9, 2008
to the Statement of Additional Information dated June 30, 2008

IQ ALPHA Hedge Strategy Fund

At the October 8, 2008 Special Meeting of the Board of Trustees for the IndexIQ Trust (the “Trust”), the Board, including all of the uninterested members of the Board, elected David Fogel as Chief Compliance Officer of the Trust, replacing Patricia Maxey. Therefore, effective October 8, 2008, the Statement of Additional Information (“SAI”) is hereby supplemented as follows:

     On page B-20 of the SAI, Patricia Maxey is removed from the chart under the heading “Trustees and Officers,” and the following information is inserted in its place:

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held by Trustee
David Fogel, 1971	Chief Compliance Officer	Since 10/08	Executive Vice President, Financial Development	N/A	N/A
HoldCo LLC, d/b/a
"IndexIQ" (2006 to
Present); Vice President,
Groton Partners LLC
(2005 to 2006); Principal,
Circle Peak Capital LLC
(2003 to 2005)